Exhibit 99.3

Subjects with the following conditions recorded in their medical history at screening were classified as having psychosocial condition for analysis ▪ Anxiety, stress, obsessive - compulsive disorder, post - traumatic stress disorder, attention deficit disorder, attention deficit hyperactivity disorder, executive dysfunction ▪ Depression, depressive disorder, dysthymic disorder, major depressive disorder ▪ Bipolar disorder, b ipolar II disorder, paranoia , mental disorder ▪ Alcohol abuse, alcoholism, nicotine dependence, tobacco use disorder ] Effect Of LPCN 1021 (Oral Testosterone) In Hypogonadal Men Reporting Psychosocial Symptoms at Baseline – Subgroup Analysis of SOAR (Study of Androgen Replacement) Trial Martin Miner MD 1 , Christina Wang MD 2 , Jed Kaminetsky MD 3 , Adrian Dobs MD, MHS 4 , Irwin Goldstein MD 5 , Anthony DelConte MD 6,7 , Nachiappan Chidambaram PhD 7 , Satish Nachaegari MPharm 7 , Mahesh Patel PhD 7 and Mohit Khera MD 8 1 Brown University and Miriam Hospital, Providence, RI; 2 Harbor−UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA; 3 University Urology Associates, New York, NY; 4 Johns Hopkins University School of Medicine, Baltimore, MD; 5 Alvarado Hospital, San Diego, CA; 6 Saint Joseph’s University, Philadelphia, PA; 7 Lipocine, Inc. Salt Lake City, UT; 8 Baylor College of Medicine, Houston, TX Methods ▪ Randomized active - control, 12 - month , open label, multicenter dose - titration trial. ▪ Hypogonadal men 18 - 80 years (T<300ng/dL on 2 separate days) who received LPCN 1021 (n=210) or AndroGel 1.62% ( n=104). ▪ For inclusion, subjects were to be in general good health; no specific psychosocial symptoms precluded subjects from enrollment except history of alcohol or substance abuse within the previous 2 years. ▪ Subjects started LPCN 1021 at 225 mg TU BID and titrated up (Cavg <300 ng/dL) or down (Cmax >1500 ng/dL or Cavg >1140 ng/dL) at Weeks 4 and 8 based on 24 h serum T PK profile obtained at Weeks 3 and 7. ▪ Sexual function and mood changes were assessed by the Psychosexual Daily Questionnaire (PDQ) for 7 days preceding Weeks 1 and 52. ▪ Quality of life was assessed by the SF - 36 questionnaire at Weeks 1and 52. Subjects with and without psychosocial (PS) conditions showed statistically significant (p<0.05) improvement for all PDQ scores from baseline to end of study Conclusions Twice daily administration of LPCN 1021 for 52 weeks appeared to improve several sexual function and quality of life parameters in subjects with and without psychosocial conditions. Introduction Psychosocial symptoms such as depression may be associated with hypogonadism. Testosterone (T) therapy is indicated for hypogonadism in men with low serum T and related symptoms. However, topical or parenteral T formulations are associated with inadvertent T transference and poor compliance. T formulations that improve patient compliance, mitigate transference, and achieve consistent serum T levels are needed. LPCN 1021 is a novel oral T undecanoate formulation assessed in a Phase 3 (SOAR) trial that may avoid some undesirable attributes of non - oral T formulations. This subgroup analysis was performed to evaluate the effect of LPCN 1021 on psychosocial symptoms in hypogonadal men who reported psychosocial symptoms at baseline. 0 1 2 3 4 5 6 7 Overall level of sexual desire Highest pleasure w/o partner Highest pleasure w/ partner Positive mood Negative mood Weekly maintained erection PDQ score (0 to 7 point scale) a With PS condition - baseline With PS condition - end of study 0 2 4 6 8 10 12 Weekly Sexual Activity PDQ score (12 - item checklist) 0 20 40 60 80 100 Percent Full Erection PDQ score (0 - 100%) Results ▪ Of 314 hypogonadal subjects, 98 (31%) had a pre - existing psychosocial condition at screening (baseline) and 216 (69%) did not. ▪ Of 98 subjects with pre - existing psychosocial conditions, 68 subjects (68%) received LPCN 1021. Subjects with and without psychosocial conditions had comparable demographic and hormone levels at baseline Characteristic Mean (SD) Pre - existing psychosocial condition N = 98 No pre - existing psychosocial condition N = 216 P - Value Age, years 52.7 (11.1) 53.3 (9.5) 0.619 Body mass index, kg/m 2 30.6 (3.9) 31.0 (3.8) 0.334 Baseline T, ng/dL 234.0 (97.7) 252.8 (90.5) 0.117 Baseline SHBG, nmol/L 31.9 (19.1) 29.6 (11.0) 0.289 Baseline DHT, ng/dL 23.9 (11.2) 23.1 (9.4) 0.550 Baseline E2, pg /mL 17.3 (7.6) 18.1 (6.7) 0.337 a Higher scores indicate higher levels of each PDQ subscale. Comparisons between baseline and end of study for all PDQ subscores in subjects with and without psychosocial conditions were statistically significant (p<0.05). Most SF - 36 and PDQ scores were significantly lower at baseline for subjects with psychosocial conditions Characteristic Mean (SD) Pre - existing psychosocial condition No pre - existing psychosocial condition P - Value SF - 36 (0 - 100 point scale, ↑ better) N = 98 N = 216 Physical functioning 48.0 (9.1) 50.2 (8.9) 0.038 Role physical 24.3 (3.8) 25.3 (3.5) 0.037 Bodily pain 47.3 (10.5) 51.0 (9.9) 0.004 General health 46.6 (9.4) 51.5 (7.7) <0.001 Vitality 43.2 (14.3) 49.0 (12.8) 0.001 Social functioning 51.1 (10.7) 55.5 (8.5) <0.001 Role emotional 17.9 (4.5) 18.6 (3.9) 0.186 Mental health 49.7 (11.8) 57.3 (10.8) <0.001 Physical component summary 44.4 (7.7) 46.4 (6.9) 0.030 Mental component summary 38.5 (10.4) 44.0 (9.1) <0.001 PDQ (0 - 7 point scale, ↑ indicates higher level of effect) Overall level of sexual desire 1.9 (1.3) 2.3 (1.6) 0.010 Highest pleasure without partner 0.8 (1.1) 1.0 (1.4) 0.287 Highest pleasure with partner 1.1 (1.5) 1.4 (1.6) 0.111 Positive mood 4.1 (1.2) 4.5 (1.3) 0.011 Negative mood 2.1 (1.3) 1.7 (1.1) 0.020 Maintained erection 2.7 (2.0) 3.2 (2.0) 0.037 PDQ (0 - 12 item checklist) Weekly sexual activity 1.9 (1.7) 2.2 (2.1) 0.187 PDQ (Percentage, 0 - 100%) Full erection 41.2 (31.5) 52.5 (28.8) 0.009 SF - 36 subscores of vitality, mental health, and mental component summary showed statistically significant (p<0.05) improvement from baseline to end of study Subjects with and without psychosocial conditions had comparable Cavg24h levels of the following analytes at Week 13 ▪ Total testosterone: 437 vs 488 ng/dL, p = 0.068 ▪ Dihydrotestosterone: 110 vs 116 ng/dL, p = 0.354 ▪ Estradiol: 29 vs 29 pg /mL, p = 0.873 0 20 40 60 80 100 Vitality Mental health Mental component summary With PS condition - baseline With PS condition - end of study No PS condition - baseline No PS condition - end of study * * * * * * p<0.05 for difference between baseline and end of study.